Exhibit (a)(1)(B)
LETTER OF TRANSMITTAL
to Tender Shares of Common Stock
of
Sharps Compliance Corp.
Pursuant to the Offer to Purchase
dated July 25, 2022
by
Raven Houston Merger Sub, Inc.
a wholly owned subsidiary of
Raven Buyer, Inc.
THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT ONE MINUTE FOLLOWING 11:59 P.M., NEW YORK CITY TIME, ON AUGUST 19, 2022, UNLESS THE OFFER IS EXTENDED OR TERMINATED.
THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS, INCLUDING YOUR CERTIFICATES FOR SHARES OF COMMON STOCK, TO COMPUTERSHARE TRUST COMPANY, N.A. (THE “DEPOSITARY & PAYING AGENT”) AT ONE OF THE ADDRESSES SET FORTH BELOW. DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS OR INSTRUCTIONS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO RAVEN HOUSTON MERGER SUB, INC., RAVEN BUYER, INC. OR D.F. KING & CO., INC. (THE “INFORMATION AGENT”) WILL NOT BE FORWARDED TO THE DEPOSITARY & PAYING AGENT AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE DEPOSITORY TRUST COMPANY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY & PAYING AGENT.
Mail this Letter of Transmittal, together with any certificate(s) representing your shares, to:
COMPUTERSHARE TRUST COMPANY, N.A.
If delivering by Registered & Overnight Mail:	If delivering by First Class Mail:

Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 150 Royall Street, Suite V Canton, MA 02021	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011
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DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on certificate(s) or DRS Account)	Shares Tendered (Attach additional list if necessary – See Instruction 3)
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s) or DRS Shares**	Number of Shares Tendered***

Total Shares

*  Need not be completed by stockholders tendering by book-entry transfer or if Shares are held through a book-entry/direct registration account (a “DRS Account”) maintained by Resonant Inc.’s transfer agent (such Shares, “DRS Shares”).
**  Need not be completed by stockholders tendering by book-entry transfer.
*** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

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YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE MADE TO OR OBTAINED FROM THE INFORMATION AGENT AT ITS TELEPHONE NUMBER OR E-MAIL ADDRESS SET FORTH BELOW.
You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the enclosed Internal Revenue Service Form W-9, if required (or provide an applicable Internal Revenue Service Form W-8).
The Offer (as defined below) is not being made to (nor will tenders be accepted from or on behalf of) holders of Shares in any jurisdiction in which the making of the Offer or the acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction or any administrative or judicial action pursuant thereto. Purchaser (as defined below) may, in its discretion, take such action as it deems necessary to make the Offer to holders of Shares in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of Purchaser or by one or more registered brokers or dealers licensed under the laws of such jurisdiction.
This Letter of Transmittal is to be used if certificates representing Shares are being forwarded herewith, if DRS Shares are being tendered or, unless an Agent’s Message (as defined in the below) is utilized, if delivery of Shares is to be made by book-entry transfer into the Depositary & Paying Agent’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in Section 3 of the Offer to Purchase.
If you wish to tender your Shares in the Offer, but: (a) the certificates representing your Shares are not immediately available or cannot be delivered to the Depositary & Paying Agent prior to the Expiration Date (as defined below); (b) you cannot comply with the procedures for book-entry transfer prior to the Expiration Date; or (c) your other required documents cannot be delivered to the Depositary & Paying Agent prior to the Expiration Date, you may still tender your Shares by complying with the guaranteed delivery procedures described in Section 3 of the Offer to Purchase. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary & Paying Agent.
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NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY
☐	CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 9.
☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER INTO THE DEPOSITARY & PAYING AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:
Account Number:
Transaction Code:
☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY & PAYING AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Tendering Stockholder(s):
Date of Execution of Notice of Guaranteed Delivery: , 2022
Name of Eligible Institution which Guaranteed Delivery:
If Delivery is by Book-Entry Transfer:
Name of Tendering Institution:
Account Number:
Transaction Code Number:
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Ladies and Gentlemen:
The undersigned hereby tenders to Raven Houston Merger Sub, Inc. (“Purchaser”), a Delaware corporation and a wholly owned subsidiary of Raven Buyer, Inc. (“Parent”), a Delaware corporation, the above-described shares of common stock, par value $0.01 per share (individually, a “Share” and collectively, the “Shares”), of Sharps Compliance Corp. (“Sharps”), a Delaware corporation, pursuant to Purchaser’s offer to purchase all outstanding Shares for $8.75 per Share, net to the seller in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 25, 2022 (together with any amendments or supplements thereto, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this letter of transmittal (together with any amendments or supplements hereto, this “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”). The Offer expires at one minute following 11:59 p.m., New York City time, on August 19, 2022, unless extended by Purchaser as described in the Offer to Purchase (as may be extended from time to time, the “Expiration Date”).
Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after July 25, 2022) and irrevocably appoints Purchaser the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (i) deliver certificates representing such Shares (and all such other Shares or securities), transfer ownership of such Shares (and all other such Shares or securities) held in a DRS Account, or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser; (ii) present such Shares (and all such other Shares or securities) for transfer on the books of Sharps; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.
By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message), the undersigned hereby irrevocably appoints Angela Klappa, John Pencak and Allen Ruttenberg in their respective capacities as officers of Purchaser, and any other person designated in writing by Purchaser, as the true and lawful agents, attorneys, attorneys-in-fact and proxies of the undersigned, each with full power of substitution to: (i) vote at any annual or special meeting of Sharps’s stockholders or any adjournment or postponement thereof, by written consent or otherwise, in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper; and (ii) otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper, in each case with respect to all of the Shares tendered hereby and accepted for payment by Purchaser (and any and all other Shares or other securities issued or issuable in respect thereof on or after July 25, 2022); provided that this appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any other powers of attorney, proxies or consents granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent powers of attorney or proxies will be given nor subsequent consents executed by the undersigned with respect thereto (and, if previously given or executed, will cease to be effective).
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herein (and any and all other Shares or other securities issued or issuable in respect thereof on or after July 25, 2022) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned hereby represents and warrants that the certificates representing such Shares have been endorsed to the undersigned in blank, that the undersigned is a participant whose name appears on a security position listing as the owner of such Shares in a DRS Account, or that the undersigned is a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary & Paying Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).
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All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the merger agreement described in the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any Shares tendered hereby and may terminate the Offer in accordance with the terms of the merger agreement described in the Offer and return all tendered Shares to tendering stockholders. Rule 14e-1(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Purchaser to pay the consideration offered or return the Shares tendered promptly after the termination or withdrawal of the Offer. If any tendered Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, including if certificates are submitted for more Shares than are tendered, (i) in the case of certificated Shares, Purchaser will return certificates (or issue new certificates) representing unpurchased or untendered Shares to the undersigned, (ii) in the case of DRS Shares, the unpurchased Shares will be credited to the undersigned’s DRS Account or (iii) in the case of Shares delivered by book-entry transfer into the Depositary & Paying Agent’s account at the Book-Entry Transfer Facility pursuant to the procedures set forth in Section 3 of the Offer to Purchase, the unpurchased Shares will be credited to the undersigned’s account maintained at the Book-Entry Transfer Facility, without expense to the undersigned, promptly following the expiration, termination or withdrawal of the Offer.
Unless otherwise indicated in the box labeled “Special Payment Instructions,” please issue the check for the purchase price of any Shares purchased and, if appropriate, return any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered” (and, in the case of DRS Shares or Shares tendered by book-entry transfer, by credit to the DRS Account or the account at the Book-Entry Transfer Facility, respectively). Similarly, unless otherwise indicated in the box labeled “Special Delivery Instructions,” please mail the check for the purchase price of any Shares purchased and, if appropriate, any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes labeled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of any Shares purchased and, if appropriate, return any Shares not tendered or accepted for payment in the name(s) of, and mail such check and any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the completion of the box labeled “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of such Shares so tendered.
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SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)
To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or accepted for payment are to be issued in the name of someone other than the registered holder(s) or if DRS Shares or Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to a DRS Account or an account maintained at a Book-Entry Transfer Facility other than the account designated above.
Issue ☐ check ☐ certificates to:

Name:
(Please Print)
Address:

(Include Zip Code)
Taxpayer Identification Number:

☐ Credit DRS Shares not accepted for payment to the DRS Account set forth below:

Account Name:
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)
To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or accepted for payment are to be mailed to someone other than the registered holder(s) or to the registered holder(s) at an address other than the address(es) appearing above under “Description of Shares Tendered.”
Issue  ☐ check  ☐ certificates to:

Name:
(Please Print)
Address:

(Include Zip Code)
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SIGN HERE
(Please complete the enclosed Internal Revenue Service Form W-9 or provide an applicable Form W-8)
Sign Here:

Sign Here:
Signature(s) of Stockholder(s)

Dated , 2022

Name(s):

Business name, if different from above:
(Please Print)
Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone Number:
(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s), DRS Account or security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)
Guarantee of Signature(s)
(If required; see Instructions 1 and 5)
(For use by Eligible Institutions only.
Place medallion guarantee in space below.)
Name of Firm:

Address:

(Include Zip Code)

Authorized Signature:

Name:
(Please Print)
Area Code and Telephone Number:

Dated , 2022
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INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the NASDAQ Medallion Stamp Program or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Exchange Act) (each, an “Eligible Institution”). No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, includes any participant in any of the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the holder(s) of Shares) tendered herewith and such holder(s) have not completed either the box labeled “Special Payment Instructions” or the box labeled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.
2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used if certificates representing the Shares are being forwarded herewith, if DRS Shares are being tendered, or, unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer into the Depositary & Paying Agent’s account at the Book-Entry Transfer Facility pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all Shares (except DRS Shares), or a confirmation of a book-entry transfer into the Depositary & Paying Agent’s account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or, in the case of a book-entry delivery of Shares, an Agent’s Message in lieu of the Letter of Transmittal) and any other documents required by this Letter of Transmittal must be received by the Depositary & Paying Agent at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date.
Stockholders whose certificates representing their Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary & Paying Agent or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.
Under the guaranteed delivery procedures:
(i)	such tender must be made by or through an Eligible Institution;
(ii)
a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by Purchaser with the Offer to Purchase must be received by the Depositary & Paying Agent prior to the Expiration Date; and

(iii)
the certificates representing all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary & Paying Agent’s account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, together with a properly completed and duly executed Letter of Transmittal together with any required signature guarantees (or, in the case of a book-entry delivery of Shares, an Agent’s Message in lieu of the Letter of Transmittal) and any other required documents, must be received by the Depositary & Paying Agent within two trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. A “trading day” is any day on which the Nasdaq Stock Market is open for business. “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary & Paying Agent and forming a part of a book-entry confirmation stating that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce that agreement against the participant.

The method of delivery of Shares, including delivery through a DRS Account or the Book-Entry Transfer Facility, this Letter of Transmittal and all other required documents is at the election and sole risk of the tendering stockholder, and delivery will be deemed made only when actually received by the Depositary & Paying Agent (including, in the case of a book-entry delivery, by confirmation of a book-entry transfer of such
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Shares into the Depositary & Paying Agent’s account at the Book-Entry Transfer Facility). If certificates representing Shares are sent by mail, we recommend you use registered mail with return receipt requested, properly insured, in time to be received on or prior to the Expiration Date. In all cases, you should allow sufficient time to ensure timely delivery.
No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.
3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.
4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary & Paying Agent or held in any DRS Account are to be tendered, fill in the number of Shares which are to be tendered in the box labeled “Number of Shares Tendered.” In such case, for the remainder of the Shares represented by the old certificate will be deposited into the DRS Account, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration, termination or withdrawal of the Offer. All DRS Shares or Shares represented by certificates delivered to the Depositary & Paying Agent will be deemed to have been tendered unless otherwise indicated.
5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of any certificated Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever.
If any of the Shares tendered hereby are held of record by two or more joint owners, all such persons must sign this Letter of Transmittal.
If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
If this Letter of Transmittal is signed by the registered holder(s) of any certificated Shares tendered hereby, no endorsements of such certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or accepted for payment are to be returned, to a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.
If this Letter of Transmittal is signed by, payment of the purchase price is to be made to, or Shares not tendered or accepted for payment are to be returned in the name of, a person other than the registered holder(s) of the Shares tendered hereby, any certificates representing such Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates representing such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.
If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit proper evidence satisfactory to Purchaser of his or her authority to so act.
6. Stock Transfer Taxes. Each owner or holder of a Share will pay any and all transfer taxes (including, for the avoidance of doubt, any stock, stamp, or duty tax) incurred in connection with, or as a result of, the sale and transfer of any Shares by it, or by its order, pursuant to the Offer, regardless as to whether such taxes are imposed on the owner or holder(s) thereof, or are otherwise incurred.
7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or accepted for payment are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal, or if the check or any certificates for Shares not tendered or accepted for payment are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than the address(es) appearing above under “Description of Shares Tendered,” the appropriate boxes on this Letter of Transmittal should be completed. A stockholder tendering DRS Shares or Shares by book-entry transfer may request that Shares not purchased be credited
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to such DRS Account or account at the Book-Entry Transfer Facility as such stockholder may designate in the box labeled “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the DRS Account or account at the Book-Entry Transfer Facility designated above.
8. Internal Revenue Service Form W-9 or Form W-8. Under the applicable U.S. federal income tax laws, unless certain certification requirements are met, the Depositary & Paying Agent generally will be required to withhold at the applicable backup withholding rate (currently 24%) from certain payments made to stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, that is a United States person for U.S. federal income tax purposes must provide the Depositary & Paying Agent with the taxpayer’s taxpayer identification number and certify that such stockholder or payee is not subject to backup withholding by completing the enclosed Internal Revenue Service Form W-9. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the stockholder or payee does not provide the Depositary & Paying Agent with its correct taxpayer identification number, the stockholder or payee may be subject to certain penalties imposed by the Internal Revenue Service. Certain stockholders or payees (including stockholders and payees who are not United States persons for U.S. federal income tax purposes) are not subject to these backup withholding and reporting requirements under certain circumstances. In order to satisfy the Depositary & Paying Agent that a foreign stockholder or payee qualifies as an exempt recipient, such stockholder or payee must submit to the Depositary & Paying Agent a properly completed Internal Revenue Service Form W-8 applicable to such stockholder or payee, signed under penalties of perjury, attesting to that stockholder or payee’s status as other than a United States person for U.S. federal income tax purposes. Internal Revenue Service Form W-8 can be obtained from the Depositary & Paying Agent or the Internal Revenue Service (www.irs.gov/formspubs/index.html). For further information concerning backup withholding and instructions for completing the Internal Revenue Service Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Internal Revenue Service Form W-9 if Shares are held in more than one name), please consult the instructions to the enclosed Internal Revenue Service Form W-9.
Failure to complete the Internal Revenue Service Form W-9 or provide the applicable Internal Revenue Service Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered but may require the Depositary & Paying Agent to withhold at the applicable backup withholding rate on any payments made pursuant to, or in connection with, the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld, or if withholding results in an overpayment of taxes, a refund may generally be obtained, provided, in each case, that such taxpayer timely furnishes the required information to the Internal Revenue Service. Each tendering stockholder should consult with its own tax advisor regarding (i) qualifications for exemption from backup withholding and (ii) the procedure for obtaining that exemption.
9. Mutilated, Lost, Stolen or Destroyed Certificates. If any certificate(s) representing Shares to be tendered have been mutilated, lost, stolen or destroyed, stockholders should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact Sharps’s transfer agent, Computershare Trust Company, N.A., immediately by calling 1-800-546-5141. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen certificates have been followed.
10. Requests for Assistance or Additional Copies. If you have questions or need assistance, you should contact the Information Agent at its telephone number or e-mail address set forth on the back cover of this Letter of Transmittal. If you require additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, the Internal Revenue Service Form W-9 or other related materials, you should contact the Information Agent. Copies will be furnished promptly at Purchaser’s expense.
11. Waiver of Conditions; Irregularities. Purchaser will determine, in its sole discretion, all questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, and its determination will be final and binding. Purchaser reserves the absolute right to reject any or all tenders of Shares that it determines not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of its counsel, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in any tender of Shares. No tender of Shares will be deemed to have been validly made until all defects and irregularities with respect to such tender have been cured or waived. None of Purchaser, the Depositary & Paying
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Agent, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in tenders or waiver of any such defect or irregularity or incur any liability for failure to give any such notification. Purchaser’s interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.
IMPORTANT: This Letter of Transmittal, together with any signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary & Paying Agent prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary & Paying Agent (except in the case of DRS Shares) or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.
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The Information Agent for the Offer is:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Shareholders Call (Toll-Free): (800) 284-1755
Banks and Brokers Call: (212) 269-5550
By Email: SMED@dfking.com
VOLUNTARY CORPORATE ACTION, COY: SMED